Exhibit 10.1

COMMONWEALTH EDISON COMPANY

Amended and Restated By-Laws

Effective January 23, 2006

As Further Amended January 28, 2008

COMMONWEALTH EDISON COMPANY

Amended and Restated By-Laws

ARTICLE I.

Stock.

Section 1. Each holder of fully paid stock shall be entitled to a certificate or certificates of stock stating the number and class of shares, and the designation of the series, if any, which such certificate represents. All certificates of stock shall at the time of their issuance be signed either manually or by facsimile signature by the Chairman, the President or a Vice President and by the Secretary or an Assistant Secretary. All certificates of stock shall be sealed with the seal of the Company or a facsimile of such seal.

Section 2. Shares of stock shall be transferable only on the books of the Company and, except as hereinafter provided or as otherwise required by law, shall be transferred only upon proper endorsement and surrender of the certificates issued therefor. If an outstanding certificate of stock shall be lost, destroyed or stolen, the holder thereof may have a new certificate upon producing evidence satisfactory to the Board of Directors of such loss, destruction or theft, and upon furnishing to the Company a bond of indemnity deemed sufficient by the Board of Directors against claims under the outstanding certificate.

Section 3. The certificates for each class or series of stock shall be numbered and issued in consecutive order and a record shall be kept of the name and address of the person to whom each certificate is issued, the number of shares represented by the certificate and the number and date of the certificate. All certificates exchanged or returned to the Company for transfer shall be canceled and filed.

Section 4. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination for stockholders, such date in any case to be not more than sixty days and, for a meeting of stockholders, not less than ten days, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets, not less than twenty days, immediately preceding such meeting.

ARTICLE II.

Meetings of Stockholders.

Section 1. The regular annual meeting of the stockholders of the Company for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held on such day as the Board of Directors may by resolution determine. Each such regular annual meeting and each special meeting of the stockholders shall be held at such place as may be fixed by the Board of Directors and at such hour as the Board of Directors shall order.

Section 2. Special meetings of the stockholders may be called by the Chairman, the President, the Board of Directors, a majority of the Directors individually or the holders of not less than one-fifth of the total outstanding shares of capital stock of the Company.

Section 3. Written notice stating the place, day and hour of the meeting of the stockholders and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten nor more than sixty days before the date of the meeting, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets not less than twenty nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman, the President, the Secretary or the persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears upon the records of the Company, with postage thereon prepaid.

Section 4. At all meetings of the stockholders, a majority of the outstanding shares of stock, entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum for consideration of such matter, but the stockholders represented at any meeting, though less than a quorum, may adjourn the meeting to some other day or sine die. If a quorum is present, the affirmative vote of the majority of the shares of stock represented at the meeting and entitled to vote on a matter shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required by law or the articles of incorporation.

Section 5. At every meeting of the stockholders, each outstanding share of stock shall be entitled to one vote on each matter submitted for a vote. In all elections for Directors, every stockholder shall have the right to vote the number of shares owned by such stockholder for as many persons as there are Directors to be elected, or to cumulate such votes and give one candidate as many votes as shall equal the number of Directors to be elected multiplied by the number of such shares or to distribute such cumulative votes in any proportion among any number of candidates. A stockholder may vote either in person or by proxy. A stockholder may appoint a proxy to vote or otherwise act for him or her in any manner authorized by Illinois Business Corporation Act of 1983, as amended from time to time.

Section 6. The Secretary of the Company shall make, within twenty days after the record date for a meeting of stockholders of the Company or ten days before such meeting, whichever is earlier, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for at least ten days prior to such meeting, shall be kept on file at the registered office of the Company and shall be subject to inspection by any stockholder, and to copying at such stockholder’s expense, at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting.

Section 7. The Chairman and the Secretary of the Company shall, when present, act as chairman and secretary, respectively, of each meeting of the stockholders.

Section 8. At any meeting of stockholders, the chairman of the meeting may, or upon the request of any stockholder shall, appoint one or more persons as inspectors for such meeting, unless an inspector or inspectors shall have been previously appointed for such meeting by the Chairman. Such inspectors shall ascertain and report the number of shares of stock represented at the meeting, based upon their determination of the validity and effect of proxies, count all votes and report the results and do such other acts as are proper to conduct the election and voting with impartiality and fairness to all the stockholders.

ARTICLE III.

Board of Directors.

Section 1. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors. The number of Directors of the Company shall be not less than six nor more than eleven as shall be determined from time to time by resolution of the Board of Directors or by action of the stockholders. The Directors shall be elected at each annual meeting of the stockholders, but if for any reason the election shall not be held at an annual meeting, it may be subsequently held at any special meeting of the stockholders called for that purpose after proper notice. Unless otherwise established at the time of their election, the Directors so elected shall hold office until the next annual meeting of stockholders and thereafter until their respective successors, willing to serve, shall have been elected and qualified. Directors need not be residents of the State of Illinois or stockholders of the Company.

Section 2. A meeting of the Board of Directors shall be held immediately, or as soon as practicable, after the annual election of Directors in each year, provided a quorum for such meeting can be obtained. Notice of every meeting of the Board, stating the time and place at which such meeting will be held, shall be given to each Director personally, by telephone or by other means of communication at least one day, or by depositing the same in the mails properly addressed at least two days before the day of such meeting. A meeting of the Board of Directors may be called at any time by the Chairman or by any three Directors and shall be held at such place as shall be specified in the notice for such meeting.

Section 3. A majority of the number of Directors then in office, but not less than two, shall constitute a quorum for the transaction of business at any meeting of the Board, but a lesser number may adjourn the meeting from time to time until a quorum is obtained, or may adjourn sine die. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 4. Every Director of the Company, or member of any committee designated by the Board of Directors pursuant to authority conferred by these By-Laws, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any of the Company’s officers or employees, or committees of the Board of Directors, or by any other person as to matters the Director or member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

Section 5. A transaction between the Company and one or more of its Directors, or between the Company and an entity in which one or more of its Directors have a material financial interest or of which the Director or Directors are officers, directors or general partners, shall not be invalidated solely for that reason, or solely because the Director or Directors are present at or participate in the meeting of the Board that authorizes the transaction, or solely because his, her or their votes are counted for that purpose, if the transaction is fair to the Company at the time is authorized, approved or ratified and:

(1) the material facts of the transaction and the Director’s interest or relationship are disclosed or known to the Board or a committee of the Board and the Board or such committee authorizes, approves or ratifies the transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors are less than a quorum; or

(2) the material facts of the transaction and the Director’s interest or relationship are disclosed or known to the stockholders entitled to vote and such stockholders authorize, approve or ratify the transaction without counting the vote of any stockholder who is an interested Director.

Interested Directors may be counted in determining the presence of a quorum at a meeting of the Board which authorizes a transaction specified in this Section.

Section 6. Each member of the Board not receiving a salary from the Company or a subsidiary of the Company shall be paid such fees as the Board of Directors may from time to time, by resolution adopted by the affirmative vote of a majority of the Directors then in office, determine.

ARTICLE IV.

Committees of the Board of Directors.

Section 1. The Board of Directors may from time to time create committees, standing or special, each committee to consist of one or more Directors of the Company, and the Board shall appoint Directors to serve on such committees and confer such powers upon such committees and revoke such powers and terminate the existence of such committees, as the Board at its pleasure may determine, subject to the limitations set forth in Section 8.40(c) of the Illinois Business Corporation Act of 1983, as amended from time to time.

Section 2. Meetings of any committee of the Board may be called at any time by the Chairman, by any three Directors or by the chairman of the committee the meeting of which is being called and shall be held at such place as shall be designated in the notice of such meeting. Notice of each committee meeting stating the time and place at which such meeting will be held shall be given to each member of the committee personally, or by telecopy, or by depositing the same in the mails properly addressed, at least one day before the day of such meeting. A majority of the members of a committee shall constitute a quorum thereof but a lesser number may adjourn the meeting from time to time until a quorum is obtained, or may adjourn sine die. A majority vote of the members of a committee present at a meeting at which a quorum is present shall be necessary for committee action.

Section 3. The Board of Directors may from time to time designate from among the Directors alternates to serve on one or more committees as occasion may require. Whenever a quorum cannot be secured for any meeting of any committee from among the regular members thereof and designated alternates, the member or members of such committee present at such meeting and not disqualified from voting thereat, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of such absent or disqualified member.

Section 4. Unless otherwise limited by the Board of Directors and subject to the limitations set forth in the Illinois Business Corporation Act of 1983, as amended from time to time, each committee of the Board of Directors may exercise the authority of the Board.

ARTICLE V.

Officers.

Section 1. There shall be elected by the Board of Directors, at its first meeting after the annual election of Directors in each year if practicable, the following principal officers of the Company, namely: a Chairman, a President, such number of Executive Vice Presidents, Senior Vice Presidents and Vice Presidents as the Board at the time may decide upon, a Secretary, a Treasurer and a Comptroller; and the Board may also provide for a Vice Chairman and such other officers, and prescribe for each of them such duties, as in its judgment may from time to time be desirable to conduct the affairs of the Company. No officer shall be elected for a term extending beyond the first day of the month following the month in which such officer attains the age of 65 years, on which date such officer shall be retired. The Chairman shall be a Director of the Company; any other officer above named may, but need not, be a Director of the Company. Any two or more offices may be held by the same person. All officers shall hold their respective offices until the first meeting of the Board of Directors after the next succeeding annual election of Directors and until their successors, willing to serve, shall have been elected, but any officer may be removed from office by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby. Such removal, however, shall be without prejudice to the contract rights, if any, of the person so removed. Election of an officer shall not of itself create contract rights.

Section 2. The Chairman shall be the chief executive officer of the Company and shall have general authority over all the affairs of the Company, including the power to appoint and discharge any and all officers, agents and employees of the Company not elected or appointed directly by the Board of Directors. The Chairman shall, when present, preside at all meetings of the stockholders and of the Board of Directors. The Chairman shall have authority to call special meetings of the stockholders and meetings of the Board of Directors, and of any committee of the Board of Directors and, when the Board of Directors is not in session, to suspend the authority of any other officer or officers of the Company, subject, however, to the pleasure of the Board of Directors at its next meeting. The Chairman, or such other officer as the Chairman may direct, shall be responsible for all internal audit functions, and internal audit personnel shall report directly to the Chairman or to such other officer.

Section 3. Except insofar as the Board of Directors or the Chairman shall have devolved responsibilities on the other principal officers, the President shall be responsible for the general management and direction of the affairs of the Company, subject to the control of the Board of Directors and the Chairman. The President shall have such other powers and duties as usually devolve upon the President of a corporation and such further powers and duties as may be prescribed by the Board of Directors or the Chairman. The President shall report to the Chairman.

Section 4. The Executive Vice Presidents, the Senior Vice Presidents and the Vice Presidents shall have such powers and duties as may be prescribed for them, respectively, by the Board of Directors or the Chairman. Each of such officers shall report to the Chairman or such other officer as the Chairman shall direct.

Section 5. The Secretary shall attend all meetings of the stockholders, of the Board of Directors and of each committee of the Board of Directors, shall keep a true and faithful record thereof in proper books and shall have the custody and care of the corporate seal, records, minute books and stock books of the Company and of such other books and papers as in the practical business operations of the Company shall naturally belong in the office or custody of the Secretary or as shall be placed in the Secretary’s custody by order of the Board of Directors or the Executive Committee. The Secretary shall keep a suitable record of the addresses of stockholders and shall, except as may be otherwise required by statute or these by-laws, sign and issue all notices required for meetings of stockholders, of the Board of Directors and of the committees of the Board of Directors. Whenever requested by the requisite number of stockholders or Directors, the Secretary shall give notice, in the name of the stockholder or stockholders or Director or Directors making the request, of a meeting of the stockholders or of the Board of Directors or of a committee of the Board of Directors, as the case may be. The Secretary shall sign all papers to which the Secretary’s signature may be necessary or appropriate, shall affix and attest the seal of the Company to all instruments requiring the seal, shall have the authority to certify the by-laws, resolutions of the stockholders and Board of Directors and committees of the Board of Directors and other documents of the Company as true and correct copies thereof and shall have such other powers and duties as are commonly incidental to the office of Secretary and as may be prescribed by the Board of Directors or the Chairman. The Secretary shall report to the Chairman or such other officer as the Chairman shall direct.

Section 6. The Treasurer shall have charge of and be responsible for the collection, receipt, custody and disbursement of the funds of the Company. The Treasurer shall deposit the Company’s funds in its name in such banks, trust companies or safe deposit vaults as the Board of Directors may direct. Such funds shall be subject to withdrawal only upon checks or drafts signed or authenticated in such manner as may be designated from time to time by resolution of the Board of Directors. The Treasurer shall have the custody of such books and papers as in the practical business operations of the Company shall naturally belong in the office or custody of the Treasurer or as shall be placed in the Treasurer’s custody by order of the Board of Directors. The Treasurer shall have such other powers and duties as are commonly incidental to the office of Treasurer or as may be prescribed for the Treasurer by the Board of Directors or the Chairman. Securities owned by the Company shall be in the custody of the Treasurer or of such other officers, agents or depositaries as may be designated by the Board of Directors. The Treasurer may be required to give bond to the Company for the faithful discharge of the duties of the Treasurer in such form and in such amount and with such surety as shall be determined by the Board of Directors. The Treasurer shall report to the Chairman or such other officer as the Chairman shall direct.

Section 7. The Comptroller shall be responsible for the executive direction of the accounting organization and shall have functional supervision over the records of all other departments pertaining to revenues, expenses, money, securities, properties, materials and supplies. The Comptroller shall prescribe the form of all vouchers, accounts and accounting procedures, and reports required by the various departments. The Comptroller shall be responsible for the preparation and interpretation of all accounting reports and financial statements as required and for the proper review and approval of all bills received for payment. No bill or voucher shall be so approved unless the charges covered by the bill or voucher shall have been previously approved through job order, requisition or otherwise by the head of the department in which it originated, or unless the Comptroller shall otherwise be satisfied of its propriety and correctness. The Comptroller shall have such other powers and duties as are commonly incidental to the office of Comptroller or as may be prescribed for the Comptroller by the Board of Directors or the Chairman. The Comptroller may be required to give bond to the Company for the faithful discharge of the duties of the Comptroller in such form and in such amount and with such surety as shall be determined by the Board of Directors. The Comptroller shall report to the Chairman or such other officer as the Chairman shall direct.

Section 8. Assistant Secretaries, Assistant Treasurers and Assistant Comptrollers, when elected or appointed, shall respectively assist the Secretary, the Treasurer and the Comptroller in the performance of the respective duties assigned to such principal officers, and in assisting such principal officer, each of such assistant officers shall for such purpose have the powers of such principal officer. In case of the absence, disability, death, resignation or removal from office of any principal officer, such principal officer’s duties shall, except as otherwise ordered by the Board of Directors, temporarily devolve upon such assistant officer as shall be designated by the Chairman.

ARTICLE VI.

Miscellaneous.

Section 1. No bills shall be paid by the Treasurer unless reviewed and approved by the Comptroller or by some other person or committee expressly authorized by the Board of Directors, the Chairman or the Comptroller to review and approve bills for payment.

Section 2. Any and all shares of stock of any corporation owned by the Company and any and all voting trust certificates owned by the Company calling for or representing shares of stock of any corporation may be voted at any meeting of the stockholders of such corporation or at any meeting of the holders of such certificates, as the case may be, by any one of the principal officers of the Company upon any question which may be presented at such meeting, and any such officer may, on behalf of the Company, waive any notice required to be given of the calling of such meeting and consent to the holding of any such meeting without notice. Any such principal officer other than the Secretary, acting together with the Secretary or an Assistant Secretary, shall have authority to give to any person a written proxy, in the name of the Company and under its corporate seal, to vote any or all shares of stock or any or all voting trust certificates owned by the Company upon any question that may be presented at any such meeting of stockholders or certificate holders, with full power to waive any notice of the calling of such meeting and consent to the holding of such meeting without notice.

Section 3. The fiscal year of the Company shall begin on the first day of January and end on the last day of December in each year.

Section 4. The Company shall indemnify the Directors and officers of the Company, and any person acting or serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in accordance with and to the extent permitted by Section 8.75 of the Illinois Business Corporation Act of 1983, as amended from time to time, as from time to time amended and in effect. Such indemnification shall be available to any past, present or future Director or officer of the Company, and any past, present or future director, officer, employee or agent of such other corporation, partnership, joint venture, trust or other enterprise, and shall apply to actions, suits, proceedings or claims arising out of or based upon events occurring prior to, on or after the date of original adoption of this by-law.

The right to indemnification conferred in this Section shall include the right to be paid by the Company the expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending any such proceeding in advance of its final disposition (an “advancement of expenses”); provided, however, that, if the Illinois Business Corporation Act of 1983, as amended from time to time, so requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer shall be made only upon delivery to the Company of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise. The rights to indemnification and to the advancement of expenses conferred in this Section shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any repeal, amendment or modification hereof shall be prospective only and shall not affect any rights or obligations then existing. Each person who shall act as an indemnitee of the Company shall be deemed to be doing so in reliance upon the rights provided by this Section.

ARTICLE VII.

Alteration, Amendment or Repeal of By-Laws.

These by-laws may be altered, amended or repealed by the stockholders or the Board of Directors.